                                PLEDGE AGREEMENT


                  PLEDGE AGREEMENT (this "Agreement") made this 31st day of January, 2001, among the undersigned shareholder of MADEMYWAY.COM, INC., a Delaware corporation with an office at 1717 Diplomacy Row, Orlando, Florida 32809 (the "Corporation") (such shareholder, with the same address as the Corporation, hereinafter referred to as the "Pledgor"), and DMTR, LLC, a New York limited liability company, having an office at 1325 Avenue of the Americas, 26th Floor, New York, New York 10019 ("Secured Party").

                              W I T N E S S E T H :

         WHEREAS, the Pledgor owns eighty-eight percent (88%) of the issued and outstanding stock of the Corporation;

         WHEREAS, the Pledgor has on or about this day executed and delivered that certain Secured Promissory Note dated the date hereof (the "Note") to the Secured Party, pursuant to that certain Loan Agreement dated the date hereof (the "Loan Agreement") between the Pledgor and the Secured Party; and

         WHEREAS, the Pledgor has agreed to secure the Pledgor's debts, obligations, and liabilities under the Note and Loan Agreement with a pledge of its stock in the Corporation; and

         WHEREAS, the Pledgor has agreed to execute and deliver this Agreement with the Secured Party;

         NOW THEREFORE, in consideration of these premises, the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                  1. PLEDGED INTERESTS. The term "Pledged Stock" as used herein shall mean and include 4,400,000 shares of the common capital stock of the Corporation represented by Certificate No. 3 and any stock certificate, option or rights issued by the Corporation as an addition to, in substitution of, or in exchange for any such shares, and any and all proceeds thereof, now or hereafter owned or acquired by the Pledgor.

                  2. PLEDGE.

                  The Pledgor agrees as follows:

                  a) As collateral security for the due payment and performance of all indebtedness and all other liabilities and obligations relating to such indebtedness, of the Pledgor to the Secured Party arising out of the Note, the Loan Agreement and all instruments, agreements and documents executed, issued and delivered pursuant thereto, including, without limitation, this Agreement, whether now existing or hereafter arising (all hereinafter referred to collectively as the "Obligations"), the Pledgor hereby pledges, assigns, hypothecates, delivers and sets over to the Secured Party all the Pledged Stock owned by the Pledgor, and hereby grants to the Secured Party a lien and security interest in all the Pledged Stock. The Pledgor expressly confirms, and the Secured Party hereby acknowledges, that the Pledged Stock is subject to a prior pledge or pledges thereof by the Pledgor to Bruce Galloway, as collateral agent for the payees of the Bridge Notes, as that term is defined in the Loan Agreement, and the Pledgor acknowledges that such liens and security interests have been assigned to the Secured Party and affirms such assignment.


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                  b) If the Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital), option or rights, whether as an addition to, in substitution of, or in exchange for any shares of the Pledged Stock, or otherwise, the Pledgor (subject, however, to the rights of any prior pledgees of the Pledged Stock) shall accept any such instruments as the Secured Party's agent, shall hold them in trust for the Secured Party, and shall deliver them forthwith to the Secured Party in the exact form received, with the Pledgor's endorsement when necessary and/or appropriate stock powers duly executed in blank, to be held by the Secured Party, subject to the terms hereof, as further collateral security for the Obligations.

                  c) In the event of the occurrence and continuation of any Event of Default defined or specified in the Note, the Secured Party or its nominee may, in addition to any other rights the Secured Party may possess in such event and without notice (subject, however, to the rights of any prior pledgees of the Pledged Stock), exercise the right to receive dividends payable thereon, the right to exchange, at its discretion, any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Corporation or upon the exercise by the Corporation of any right, privilege or option pertaining to any shares of the Pledged Stock, and in connection therewith, to deposit and deliver any and all of the Pledged Stock with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but the Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

                  d) In the event of the occurrence of any Event of Default defined or specified in the Note, all distributions with respect to any part of the Pledged Stock shall (subject, however, to the rights of any prior pledgees of the Pledged Stock) be paid to the Secured Party to be held by the Secured Party as additional security hereunder until applied to the Obligations.

                  e) In the event of the occurrence and continuation of any Event of Default defined or specified in the Note, the Secured Party without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Pledgor or any other person (all and each of which demands, advertisements and/or notices are, to the extent permitted by law, hereby expressly waived), may(subject, however, to the rights of any prior pledgees of the Pledged Stock) forthwith collect, receive, appropriate and realize upon the Pledged Stock, or any part thereof, take title to and hold the Pledged Stock, or any part thereof, and/or may forthwith, to the extent permitted by applicable law, sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of and deliver said Pledged Stock, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the Secured Party's offices or elsewhere at such prices and on such terms (including, without limitation, a requirement, if necessary under applicable securities laws, that any purchaser of all or any part of the Pledged Stock shall be required to purchase the Pledged Stock for investment and without any intention to make a distribution thereof) as shall be commercially reasonable, for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Secured Party or any purchaser upon any such sale or sales, whether public or private, to purchase the whole or any part of the Pledged Stock so sold, free of any right in the Pledgor, which right is hereby expressly waived and released.

                  f) The proceeds of any collection, recovery, receipt, appropriation, realization or sale as aforesaid, shall (subject, however, to the rights of any prior pledgees of the Pledged Stock) be applied as follows:

                           First, to the costs and expenses of every kind
incurred in connection therewith or incidental to the care, safekeeping or otherwise of any and all of the Pledged Stock or in any way relating to the rights of the Secured Party hereunder, including reasonable attorneys' fees and legal expenses;

                           Second, to the satisfaction of the Obligations;



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                           Third, to the payment of any other amounts required
by applicable law (including, without limitation, Section 9-504(1)(c) of the Uniform Commercial Code); and

                           Fourth, to the Pledgor to the extent of the surplus
proceeds, if any.

                  g) The Secured Party (subject, however, to the rights of any prior pledgees of the Pledged Stock) shall give not less than ten (10) days' notice of the time and place of any public or private sale and such notice shall be deemed to be reasonable notification of such matters so long as such notice is given in accordance with ss.8 hereof and, with respect to a private sale, includes a description of the sale terms.

                  3. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants that:

                  a) The Pledgor is, as of the date hereof, the direct and beneficial owner of the number of shares of the Pledged Stock pledged hereby;

                  b) The Pledged Stock constitutes eighty-eight (88%) of the issued and outstanding shares of capital stock of the Corporation;

                  c) All of the shares of the Pledged Stock have been duly and validly issued, are fully paid and non-assessable and are owned by the Pledgor free and clear of any pledge, mortgage, hypothecation, lien, charge, encumbrance or any security interest in such interest or the proceeds thereof except for the security interests granted hereby to the Secured Party and security interests previously granted to Bruce Galloway, as collateral agent for the payees of the Bridge Notes;

                  d) Upon delivery of the Pledged Stock to the Secured Party or an agent of the Secured Party upon the release of the Pledged Stock by the aforesaid collateral agent currently holding the Pledged Stock, this Pledge Agreement will create and grant a valid lien on and security interest in the shares of the Pledged Stock and the proceeds thereof, subject to no prior security interest, lien, charge or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of the Pledgor which would include the Pledged Stock;

                  e) The Pledgor has the power and authority to execute, deliver and perform this Agreement. All necessary action to authorize the execution, delivery and performance of this Agreement has been duly and properly taken;

                  f) The execution, delivery and performance of this Agreement will not i) violate any provision of law or any order of any court or other agency or instrumentality of government, or any material indenture, agreement or other instrument to which the Pledgor is a party or by which any of the property or assets of the Pledgor is bound (other than the pledge agreements pursuant to which the aforesaid collateral agent currently holds the Pledged Stock), or ii) be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument (other than the pledge agreements pursuant to which the aforesaid collateral agent currently holds the Pledged Stock), or iii) except as contemplated by this Agreement, result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of the Pledgor, the result of any of which would materially adversely affect enforcement of this Agreement; and

                  g) There are no actions, suits or proceedings (whether or not purportedly on behalf of the Pledgor), pending or, to the best of the Pledgor's knowledge, threatened against or affecting the Pledgor, at law or in equity or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which involve or affect this Agreement, the Pledged Stock or the assignment of the Pledged Stock. Pledgor is not in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court or Federal, state,


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municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign (having jurisdiction) which could directly or indirectly affect the performance under this Agreement.

                  h) Except for disclosure filings which may be required under the Securities Exchange Act of 1934, as amended, Pledgor is not required to give any notice to, make any filing with, or obtain any authorization, consent or approval of any governmental entity or any other person for the execution, delivery and performance of this Agreement and the Note.

                  4.       COVENANTS.

                  a) The Pledgor hereby covenants that for so long as the Obligations shall be outstanding and unpaid, in whole or in part, the Pledgor will not sell, convey or otherwise dispose of any shares of the Pledged Stock or any interest therein, nor will the Pledgor create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever with respect to any of the Pledged Stock or the proceeds thereof other than that created hereby and those previously granted in favor of the aforesaid collateral agent currently holding the Pledged Stock, nor will the Pledgor consent to or approve the issuance of any additional shares of any class of the issuer of the Pledged Stock without the Secured Party's prior written consent.

                  b) The Pledgor warrants and will defend the Secured Party's right, title and security interest in and to the Pledged Stock against the claims of any person, firm, corporation or other entity (subject, however, to the rights of any prior pledgees of the Pledged Stock).

                  c) Without the prior written consent of the Secured Party (subject, however, to the rights of any prior pledgees of the Pledged Stock), Pledgor shall have no right to reach the Collateral or to withdraw any part thereof from the possession of the Secured Party or to in any way control the Secured Party regarding the disposition of the Collateral, except as otherwise provided in this Agreement or by operation of law.

                  d) The Pledgor will warrant and defend the title of the Secured Party to the Collateral against the claims and demands of all persons (subject, however, to the rights of any prior pledgees of the Pledged Stock) .

                  5. FURTHER ASSURANCES. The Pledgor shall (subject, however, to the rights of any prior pledgees of the Pledged Stock) at any time and from time to time upon the written request of the Secured Party, execute and deliver such further documents and do such further acts and things as the Secured Party may reasonably request in order to effect the purposes of this Agreement including, without limitation, delivering to the Secured Party on the date hereof or at any time hereafter irrevocable proxies in respect of the Pledged Stock in the form of Exhibit A annexed hereto (which proxies shall, however, be of no force or effect unless the Secured Party shall, at the time it seeks to exercise its rights thereunder, have the right to possession and custody of the Pledged Stock).

                  6.       DUTIES.

                  a) Beyond the exercise of reasonable care to assure the safe custody of the Pledged Stock while held hereunder and except as otherwise provided herein, the Secured Party shall have no duty or liability to preserve rights pertaining thereto, and shall be relieved of all responsibility for the Pledged Stock upon surrendering it to the Pledgor in the share amount set forth on Schedule A annexed hereto.

                  b) No course of dealing between the Pledgor and the Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder or under the Notes shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.



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                  c) So far as the Pledgor is concerned, the Secured Party may, at any time and from time to time, without the consent of, or notice to, the Pledgor, and without impairing or releasing any of the obligations of the Pledgor, upon or without any terms or conditions and in whole or in part, sell, exchange, release, surrender, realize upon or otherwise deal with, in any manner and in any order, any other property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing the Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset or right with respect thereto, all in accordance with and subject to applicable agreements with respect to such other property or applicable law.

                  d) The rights and remedies herein provided, and provided in the Notes and in all other agreements, instruments and documents delivered pursuant to the Notes, are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law including, without limitation, the rights and remedies of a the Secured Party under the Uniform Commercial Code.

                  e) The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Agreement in any jurisdiction.

                  7. NOTICES. All notices and other communications to the Pledgor pursuant to this Agreement shall be in writing, sent by letter (delivered by hand or sent by registered or certified mail, return receipt requested) addressed to the Pledgor at its address set forth above, and shall be deemed to have been given on the day delivered by hand or on the earlier of actual receipt by the Pledgor or three (3) days after deposited in the mails, postage prepaid.

                  8. SUCCESSORS. This Agreement shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto. Notwithstanding the foregoing, the Pledgor shall not have the right to assign or delegate any of its rights or obligations hereunder without the prior written consent of the Secured Party, and any purported assignment or delegation in the absence of such consent shall be void.

                  9. GOVERNING LAW; JURISDICTION. (i) THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK, OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK TO BE APPLIED. IN FURTHERANCE OF THE FOREGOING, THE INTERNAL LAW OF THE STATE OF NEW YORK WILL CONTROL THE INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT, EVEN IF UNDER SUCH JURISDICTION'S CHOICE OF LAW OR CONFLICT OF LAW ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD ORDINARILY APPLY. (ii) EACH PARTY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT UNDER, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS AGREEMENT, OR ANY OTHER INSTRUMENT OR DOCUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH, SHALL BE BROUGHT EXCLUSIVELY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR IF SUCH COURT LACKS SUBJECT MATTER JURISDICTION THEN IN ANY COURT OF THE STATE OF NEW YORK. EACH PARTY, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY AND IRREVOCABLY CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDINGS. EACH PARTY AGREES THAT TO THE EXTENT PERMITTED BY APPLICABLE LAW PERSONAL JURISDICTION OVER IT MAY BE OBTAINED BY THE DELIVERY OF A SUMMONS (POSTAGE PREPAID) IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 7 OF THIS AGREEMENT. ASSUMING DELIVERY OF THE SUMMONS IN


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ACCORDANCE WITH THE PROVISIONS OF SECTION 7 OF THIS AGREEMENT, EACH PARTY HEREBY
EXPRESSLY AND IRREVOCABLY WAIVES ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OF FORUM NON CONVENIENS OR ANY SIMILAR BASIS.

         10. COUNTERPARTS. This Agreement may be signed in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties have caused these presents to be duly executed and delivered the day and year first above written.


                                         DATAMETRICS CORPORATION


                                         By:_____________________________
                                              Name:  Vincent J. Cahill
                                              Title:  Chief Executive Officer


                                         DMTR, LLC


                                         By:_____________________________
                                              Name: Bruce Galloway
                                              Title: Member

         This Corporation is signing below to confirm its consent to the pledge described above and to the undertaking below of the collateral agent for the holders of the Bridge Notes.


                                      MADEMYWAY.COM, INC.


                                      By:__________________________
                                           Name:
                                           Title:

         The undersigned, as collateral agent for the holders of the Bridge Notes, is signing below to acknowledge that, upon the release of the Pledged Stock from the pledges thereof securing the Bridge Notes, he will deliver the Pledged Stock to the Secured Party.


                                    ------------------------------
                                    Bruce Galloway, as Collateral Agent
                                    for the holders of the Bridge Notes


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         The undersigned is signing below to consent to the above undertaking of the collateral agent for the holders of the Bridge Notes.


                                     DATAMETRICS CORPORATION



                                     By:__________________________
                                          Name:  Vincent J. Cahill
                                          Title:  Chief Executive Officer



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                                    EXHIBIT A
                                IRREVOCABLE PROXY



                  KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby make, constitute and appoint DMTR, LLC, its true and lawful attorney, for it and in its name, place and stead, to act as its proxy in respect of all of the shares of capital stock of MADEMYWAY.COM, INC., a Delaware corporation (hereinafter referred to as the "Corporation"), which it now or hereafter may own or hold, including, without limitation, the right, on its behalf, to demand the call by any proper officer of the Corporation pursuant to the provisions of its Certificate of Incorporation or By-Laws and as permitted by law of a meeting of its shareholders and at any such meeting of shareholders, annual, general or special, to vote for the transaction of any and all business that may come before such meeting, or at any adjournment thereof, including, without limitation, the right to vote for the sale of all or any part of the assets of the Corporation and/or the liquidation and dissolution of the Corporation; giving and granting to its said attorney full power and authority to do and perform each and every act and thing whether necessary or desirable to be done in and about the premises, as fully as it might or could do if personally present with full power of substitution, appointment and revocation, hereby ratifying and confirming all that its said attorney shall do or cause to be done by virtue hereof.

                  This Proxy is given to DMTR, LLC in order to carry out the covenant of the undersigned contained in a certain Pledge Agreement of even date herewith between the undersigned and DMTR, LLC, and this Proxy shall not be revocable or revoked by the undersigned, shall be binding upon its successors and assigns until the payment in full of all of the Obligations (as defined in the Pledge Agreement) and may be exercised only after an Event of Default has occurred and is continuing under and as specified in the Notes (as defined in such Pledge Agreement). This Proxy shall survive more than eleven (11) months.

                  IN WITNESS WHEREOF, the undersigned has executed and delivered this Irrevocable Proxy this 31st day of January, 2001.


                                              DATAMETRICS CORPORATION



                                              By:______________________________
                                                   Name:
                                                   Title:




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